CSFB 03-19

GROUP 5

Pay rules

1.

Pay nas priority amount to 5A4

2.

According to their aggregate PAC schedule pay as follows

i.

Pay 25.0000000000% first prorata to the 5A14 & 5A16-5A25 until retired and then to the 5A26.

ii.

Pay 75.0000000000% as follows

A.

According to their aggregate PAC schedule pay 5A1-5A3 & 5A5-5A13 prorata.

B.

Pay 5A15 till retired.

C.

Disregarding their aggregate PAC schedule pay 5A1-5A3 & 5A5-5A13 prorata.

iii.

Pay 5A27 until retired.

3.

Pay 5A28 until retired.

4.

Disregarding their aggregate PAC schedule pay as follows

i.

Pay 25.0000000000% first prorata to the 5A14 & 5A16-5A25 until retired and then to the 5A26.

ii.

Pay 75.0000000000% as follows

A.

According to their aggregate PAC schedule pay 5A1-5A3 & 5A5-5A13 prorata.

B.

Pay 5A15 till retired.

C.

Disregarding their aggregate PAC schedule pay 5A1-5A3 & 5A5-5A13 prorata.

iii.

Pay 5A27 until retired.

5.

Pay 5A4 to zero.

IO:

5IO1: Balance = (183.333333/525)*( 5a1-5a3 + 5a5-5a13 + 5a15 )

5IO2: Balance = (41.66666667/525)*(5a15)

5IO3: Balance = (200 /525)*( 5a14 + 5a16-5a25 )